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                                                                    Exhibit 10.8

                                                                  CONFORMED COPY


                     FIXED AND FLOATING SECURITY DOCUMENT

                              dated 13 June 2000
                                  created by

                      THE COMPANIES LISTED IN SCHEDULE 6

                                as the Chargors

                                 in favour of

                              FLEET NATIONAL BANK
                               as Security Agent



                                  LINKLATERS
                                One Silk Street
                                London EC2Y 8HQ
                            Tel: (44-20) 7456 2000
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Table of Contents

Clause                                                                     Page

1      Interpretation.......................................................  1

2      Guarantee............................................................  3

3      Fixed Charges........................................................  4

4      Floating Charge......................................................  5

5      Restrictions and Further Assurance...................................  5

6      Real Property........................................................  6

7      Book Debts...........................................................  7

8      Bank Accounts........................................................  7

9      Investments..........................................................  8

10     Intellectual Property................................................  9

11     Insurance............................................................  9

12     General Undertakings................................................. 10

13     Representations and Warranties....................................... 10

14     Enforcement.......................................................... 11

15     Appointment and Rights of Receivers.................................. 11

16     Security Agent's Rights.............................................. 12

17     Order of Distributions............................................... 12

18     Liability of Security Agent, Receivers and Delegates................. 12

19     Power of Attorney.................................................... 12

20     Protection of Third Parties.......................................... 13

21     Saving Provisions.................................................... 13

22     Discharge of Security................................................ 14

23     Enforcement Expenses................................................. 15

________________________________________________________________________________

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
24     Payments............................................................. 15

25     Rights, Amendments, Waivers, Consents and Determinations............. 15

26     Separate and Independent Obligations................................. 16

27     Indemnities.......................................................... 16

28     Approval of Security Trust Deed...................................... 17

29     Governing Law and Jurisdiction....................................... 17

Schedule 1 Rights of Receivers.............................................. 18

Schedule 2 Material Real Property........................................... 20

Schedule 3 Investments...................................................... 21

Schedule 4 Intellectual Property............................................ 22

Schedule 5 Plant and Machinery.............................................. 23

Schedule 6 Chargors......................................................... 24

Schedule 7 Bank Accounts.................................................... 25

SCHEDULE 8 Form of Notice of Charge of Charged Accounts..................... 26

________________________________________________________________________________
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This Deed is made on 13 June 2000 between:

(1)  THE COMPANIES LISTED IN SCHEDULE 6 (each a "Chargor") and

(2) FLEET NATIONAL BANK (the "Security Agent", which expression includes its successors and assigns, as Security Agent for the benefit of the Secured Creditors).

Background

(A)  Each Chargor is entering into this Deed in connection with the Loan
     Documents.

(B) The Board of Directors of each Chargor is satisfied that entering into this Deed is for the purposes and to the benefit of that Chargor and its business.

(C) The Security Agent and each Chargor intend this document to take effect as a deed (even though the Security Agent only executes it under hand).

(D) The Security Agent holds the benefit of this Deed on trust for the Secured Creditors on the terms of the Loan Documents.

It is agreed as follows:

1    Interpretation

1.1 Definitions: In this Deed, terms defined and references construed in the Credit Agreement shall have the same meaning and construction and, except to the extent that the context requires otherwise:

     "Bank Accounts" of a Chargor means the accounts of that Chargor listed in
     Schedule 7 and all current, deposit or other accounts with any bank or financial institution in which it now or in the future has an interest and (to the extent of its interest) all balances now or in the future standing to the credit of those accounts

     "Book Debts" of a Chargor means all book and other debts of any nature, and all other rights to receive money (excluding Bank Accounts), now or in the future due, owing or payable to it and the benefit of all related negotiable instruments, rights, security, guarantees and indemnities of any kind

     "Charged Assets" means the assets from time to time subject, or expressed to be subject, to the Charges or any part of those assets

     "Charges" means all or any of the security created or expressed to be created by or pursuant to this Deed

     "Credit Agreement" means the amended and restated credit agreement dated 13 June 2000 between, among others, SWT Finance B.V. and Weigh-Tronix Canada ULC as Borrowers, Lehman Brothers Inc and FleetBoston Robertson Stephens Inc. as Arrangers, Lehman Commercial Paper Inc. as Syndication Agent, Fleet National Bank as Administrative Agent and Security Agent and the Lenders named in that document

     "Currency of Account" means the currency in which the relevant indebtedness is denominated or, if different, is payable

     "Delegate" means a delegate or sub-delegate appointed pursuant to Clause
     17.2 (Delegation)

     "Dividends" means all present and future:
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     (i)   dividends and distributions of any kind and any other sum received or receivable in respect of any of any Investment

     (ii) rights, shares, money or other assets accruing or offered by way of redemption, bonus, option or otherwise in respect of any of any Investment

     (iii) allotments, offers and rights accruing or offered in respect of any of any Investment and

     (iv) other rights and assets attaching to, deriving from or exercisable by virtue of the ownership of any of any Investment

     "Enforcement Event" means the occurrence of an Event of Default, as defined in the Credit Agreement

     "Fixtures" means fixtures, fittings (including trade fixtures and fittings) and fixed plant, machinery and apparatus

     "Guarantee" means the guarantee of each Chargor in Clause 2

     "Insolvency Act" means the Insolvency Act 1986

     "Insurances" of a Chargor means all contracts and policies of first party insurance of any kind now or in the future taken out by or on behalf of it or (to the extent of its interest) in which it now or in the future has an interest

     "Intellectual Property" of a Chargor means all patents, designs, copyrights, topographies, trademarks, trading names, rights in confidential information and know-how, and any associated or similar rights, which it now or in the future owns or (to the extent of its interest) in which it now or in the future has an interest (in each case whether registered or unregistered and including any related licences and sub-licences of the same granted by it or to it, applications and rights to apply for the same)

     "Investments" of a Chargor means:

     (i) securities and investments of any kind (including shares, stock, debentures, units, depositary receipts, bonds, notes, commercial paper and certificates of deposit)

     (ii) warrants, options or other rights to subscribe for, purchase or otherwise acquire securities and investments

     (iii) all rights relating to securities and investments which are deposited with, or registered in the name of, any depositary, custodian, nominee, clearing house or system, investment manager, chargee or other similar person or their nominee, in each case whether or not on a fungible basis (including rights against any such person) and

     (iv) all other rights attaching or relating to securities or investments and all cash or other securities or investments in the future deriving from Investments or such rights in each case now or in the future owned by it or (to the extent of its interest) in which it has an interest

     "Liabilities" means the "Obligations" as defined in the Credit Agreement and all present and future moneys, debts and liabilities due, owing or incurred by any Chargor to any Secured Creditor under or in connection with any Loan Document or Specified Hedge Agreement (in each case, whether alone or jointly, or jointly and severally, with any other person, whether actually or contingently and whether as principal, surety or otherwise)

     "LPA" means the Law of Property Act 1925
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     "Material Real Property" means the Real Property listed in Schedule 2

     "Real Property" means freehold and leasehold property in England and Wales and other real property anywhere in the world (in each case including any estate or interest therein, all rights from time to time attached or relating thereto and all Fixtures from time to time therein or thereon)

     "Receiver" means an administrative receiver, receiver and manager or other receiver appointed in respect of the Charged Assets

     "rights" includes rights, authorities, discretions, remedies, liberties, powers, easements, quasi-easements and appurtenances (in each case, of any nature whatsoever)

     "Secured Creditors" has the meaning given that term in the Security Trust Deed

     "Security Trust Deed" means the deed dated 13 June 2000 between, among others, SWT Finance B.V. and Weigh-Tronix Canada ULC, the Secured Creditors (as defined therein) and the Security Agent, pursuant to which the Secured Creditors have appointed the Security Agent as trustee in respect of the Relevant Security Documents (as defined therein) and

     "Shares" of a Chargor means the shares set out under the name of that Chargor in Schedule 3.

1.2  Headings: Headings shall be ignored in construing this Deed.

2    Guarantee

2.1  Guarantee

     Each Chargor, other than a Chargor which is a Borrower unconditionally and irrevocably guarantees that, if for any reason a Borrower does not pay any sum payable by it under any Loan Document or Specified Hedge Agreement by the time, on the date and otherwise in the manner specified in that Loan Document or Specified Hedge Agreement (whether on the normal due date, on acceleration or otherwise), that Chargor will, upon demand, pay that sum before close of business on the business day following the date of demand.

2.2  Each Chargor as Principal Debtor

     As between each Chargor and the Secured Creditors but without affecting the Borrowers' obligations each Chargor shall be liable under this Clause 2 as if it were the sole principal debtor and not merely a surety. Accordingly, no Chargor shall be discharged, nor shall its liability be affected, by anything which would not discharge it or affect its liability if it were the sole principal debtor, including the matters set out in Clause 21.2.1 to 21.2.7.

2.3  Each Chargor's Obligations Continuing

     Each Chargor's obligations under this Deed are and will remain in full force and effect by way of continuing security until no sum remains to be lent under any Loan Document or Specified Hedge Agreement and each Secured Creditor has irrevocably received or recovered all sums payable under the Loan Documents and Specified Hedge Agreement. Furthermore, its obligations are additional to, and not instead of, any security or other guarantee at any time existing in favour of any person, whether from a Chargor or otherwise, and may be enforced without first having recourse to a Borrower, any other person, any security or any other guarantee. Each Chargor irrevocably waives all notices and demands of any kind.
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2.4  Indemnity

     As separate, independent and alternative stipulations, each Chargor unconditionally and irrevocably agrees:

     2.4.1 that any sum which, although expressed to be payable by a Borrower under any Loan Document or Specified Hedge Agreement, is for any reason (whether or not now existing and whether or not now known or becoming known to any party to any Loan Document or Specified Hedge Agreement) not recoverable from a Chargor on the basis of a guarantee shall nevertheless be recoverable from it as if it were the sole principal debtor and shall be paid by it to the Security Agent on demand and

     2.4.2 as a primary obligation to indemnify each Secured Creditor against any loss suffered by it as a result of any sum expressed to be payable by a Borrower under any Loan Document or Specified Hedge Agreement not being paid by the time, on the date and otherwise in the manner specified in that Loan Document or Specified Hedge Agreement or any payment obligation of a Borrower under any Loan Document or Specified Hedge Agreement being or becoming void, voidable or unenforceable for any reason (whether or not now existing and whether or not now known or becoming known to any party to this Deed), the amount of that loss being the amount expressed to be payable by a Borrower in respect of the relevant sum.

2.5  Undertaking to Pay Security Agent

     Each Chargor undertakes to the Security Agent to pay as a direct principal obligation all Liabilities to the Security Agent and agrees that, to the extent that a Liability is paid to another Secured Creditor in accordance with any provision of a Loan Document or Specified Hedge Agreement, its obligation under this clause to pay that Liability shall be extinguished pro tanto.

3    Fixed Charges

     Each Chargor, with full title guarantee and as security for the payment and discharge of all Liabilities (whether of that or any other Chargor), charges in favour of the Security Agent (as trustee for the Secured Creditors):

3.1 Material Real Property: by way of first legal mortgage, the Material Real Property in England and Wales now belonging to it

3.2 Other Real Property: by way of first fixed equitable charge, all other Real Property now belonging to it and all Real Property acquired by it in the future

3.3  Other Assets: by way of first fixed charge, all its present and future:

     3.3.1  Book Debts

     3.3.2 Investments (including the shares described in Schedule 3 (Investments)) and Dividends

     3.3.3  uncalled capital and goodwill

     3.3.4 Intellectual Property (including that described in Schedule 4 (Intellectual Property))

     3.3.5  beneficial interest in any pension fund

     3.3.6 plant and machinery (except that mortgaged or charged by Clause 3.1 (Present Real Property) or 3.2 (Future Real Property) but including that described in Schedule 5 (Plant and Machinery)) and

     3.3.7 Insurances and all related proceeds, claims of any kind, returns of premium and other benefits.

4    Floating Charge

4.1 Creation: Each Chargor, with full title guarantee and as security for the payment and discharge of all Liabilities (whether of that or any other Chargor), charges in favour of the Security Agent (as trustee for the Secured Creditors) by way of first floating charge, its undertaking and all its assets, both present and future (including assets expressed to be charged by Clause 3 (Fixed Charges)).

4.2 Ranking: The floating Charge created by each Chargor ranks behind all the fixed Charges created by that Chargor but ranks in priority to any other security over the Charged Assets of that Chargor except for security ranking in priority in accordance with paragraph 6 of Schedule 1 (Borrow Money).

4.3 Conversion by Notice: The Security Agent may convert any floating Charge into a fixed Charge (either generally or specifically) by notice to the relevant Chargor specifying the relevant Charged Assets:

     4.3.1 if it reasonably considers it necessary to do so in order to protect or preserve the Charges over those Charged Assets and/or the priority of those Charges and/or

     4.3.2  at any time while the Charges become enforceable.

4.4  Automatic Conversion: If:

     4.4.1 any Chargor takes any step to create any security in breach of Clause 5.1 (Security) over any of the Charged Assets not subject to a fixed Charge or

     4.4.2 any person takes any step to levy any distress, attachment, execution or other legal process against any of those Charged Assets,

     the floating Charge over the relevant Charged Assets shall automatically and immediately be converted into a fixed Charge.

5    Restrictions and Further Assurance

5.1 Security: No Chargor shall (nor shall any Chargor agree to) create or have outstanding any security over the Charged Assets except as permitted by Clause 7.3 (Limitation on Liens) of the Credit Agreement.

5.2 Disposal: No Chargor shall (nor shall any Chargor agree to) sell, factor, discount, transfer, assign, lease or hire out, lend or otherwise dispose of the Charged Assets except as permitted by Clause 7.5 (Limitation on Disposition of Property) of the Credit Agreement.

5.3 Further Assurance: Each Chargor shall promptly do whatever the Security Agent reasonably requires:

     5.3.1  to perfect or protect the Charges or the priority of the Charges or

     5.3.2 to facilitate the realisation of the Charged Assets or the exercise of any rights vested in the Security Agent or any Receiver including executing any transfer, conveyance, charge, assignment or assurance of the Charged Assets (whether to the Security Agent or its nominees or otherwise), making any registration and giving any notice, order or direction.

6    Real Property

6.1 Acquisition: Each Chargor shall promptly notify the Security Agent of its acquisition of, or agreement to acquire, any Real Property.

6.2 Documents: Each Chargor shall deposit with the Security Agent, and the Security Agent shall be entitled to hold, all title deeds and documents relating to that Chargor's present and future Real Property.

6.3 Restriction on Register: The parties to this Deed hereby apply to the Chief Land Registrar for a restriction to be entered on the Register of the titles of such of the Chargors' Real Property as is now or in the future registered under the Land Registration Act 1925 that no disposition by the proprietor of that Material Real Property is to be registered without the consent of the proprietor for the time being of the Charges, except under an order of the Registrar.

6.4 Material Real Property: In the case of a Chargor's Material Real Property, that Chargor shall:

     6.4.1 promptly apply to H.M. Land Registry for first registration of the title to that Material Real Property and/or registration of that Chargor as proprietor of that Material Real Property in all cases where it is not already so registered and notify the Security Agent of its title number and

     6.4.2 request the Chief Land Registrar to register in relation to that Material Real Property the first legal mortgage created by Clause
            3.1 (Material Real Property) and notice of all other Charges.

6.5 Future Real Property: In the case of a Chargor's future Real Property in England and Wales, that Chargor shall:

     6.5.1 promptly apply to H.M. Land Registry for first registration of the title to that Real Property and/or registration of that Chargor as proprietor of that Real Property and notify the Security Agent of its title number and

     6.5.2 request the Chief Land Registrar to register in relation to that Real Property notice of all Charges.

6.6 Unregistered Material Real Property: In the case of a Chargor's Material Real Property, both present and future, which is not registered at H.M. Land Registry and is not required to be so registered, that Chargor shall promptly apply to register this Deed and the Charges at the Land Charges Registry if the title deeds and documents are not deposited with the Security Agent.

6.7 Legal Charge: As security for the Liabilities, each Chargor shall promptly execute and deliver to the Security Agent such legal charge of such of its Real Property from time to time in England and/or Wales as the Security Agent reasonably requires. The relevant Chargor shall promptly apply to H.M. Land Registry for registration of any such legal charge.

6.8 Compliance with Obligations: Each Chargor shall comply with all material covenants, stipulations, conditions, licences, consents and all other material statutory, regulatory or contractual obligations relating to its Real Property or its use, including those requiring payment of sums in respect of its Real Property.

6.9  Leases: Each Chargor shall:

     6.9.1 comply with all material obligations imposed on it, and enforce the due observance and performance of all material obligations of all other persons of which it has the benefit, under any lease of Real Property

     6.9.2 not exercise any power to determine or extend, or accept the surrender of, any lease of Real Property of which it is the lessor and

     6.9.3 not exercise any of the powers of leasing or agreeing to lease any Real Property vested in or conferred on mortgagors by the general law.

6.10 Notices: Each Chargor shall produce to the Security Agent within 7 days of receipt by it every communication made in connection with its title to any of its Real Property and comply with the reasonable instructions of the Security Agent in relation to any such communication.

7    Book Debts

7.1 Collection: Each Chargor shall promptly collect all Book Debts and shall hold the proceeds of collection on trust for the Secured Creditors.

7.2 Payment into Bank Account(s): Each Chargor shall immediately pay all moneys received by it from any source (including all proceeds of collection of Book Debts) into a Bank Account listed in Schedule 7 (or, if one or more Bank Accounts have been notified to the Security Agent pursuant to Clause 8.1, the relevant Bank Account(s)).

7.3 Restrictions on Dealing with Book Debts: Without prejudice and in addition to Clauses 5.1 (Security), 5.2 (Disposal) and 5.3 (Further Assurance):

     7.3.1 except for the Charges, and except as permitted by the Credit Agreement, no Chargor shall create or have outstanding any security over all or any part of any of its Book Debts and

     7.3.2 except as required by Clause 5.3 (Further Assurance), and except as permitted by the Credit Agreement, no Chargor shall sell, factor, discount, transfer, assign, lend or otherwise dispose of all or any part of any of its Book Debts.

7.4 Documents: Each Chargor shall promptly execute and/or deliver to the Security Agent such documents relating to such of its Book Debts as the Security Agent reasonably requires.

8    Bank Accounts

8.1 Notification of Bank Accounts: Each Chargor shall notify the Security Agent promptly upon opening any Bank Account (other than those listed in Schedule
     7).

8.2 Restrictions on Dealing with Bank Accounts: Without prejudice and in addition to Clauses 5.1 (Security), 5.2 (Disposal), 5.3 (Further Assurance), 8.4 (Bank Accounts Once Charges are Enforceable):

     8.2.1 except for the Charges, and except as permitted by the Credit Agreement, no Chargor shall create or have outstanding any security over all or any part of any of its Bank Accounts

     8.2.2 except as required by Clause 5.3 (Further Assurance), and except as permitted by the Credit Agreement, no Chargor shall transfer, assign, create any right of set-off in respect of or otherwise dispose of all or any part of any of its Bank Accounts and

     8.2.3 subject to 8.4 (Bank Accounts While Charges are Enforceable), each Chargor shall be entitled to operate its Bank Accounts as it sees fit.

8.3 Documents: Each Chargor shall promptly execute and/or deliver to the Security Agent such documents relating to such of its Bank Accounts as the Security Agent reasonably requires, including any notice to the relevant bank or financial institution of the Charges over the same.

8.4 Bank Accounts While Charges are Enforceable: At any time after the Charges are enforceable, all rights, powers and discretions of a Chargor in relation to any Bank Account shall be exercisable solely by the Security Agent.

8.5  Notice of Charge: Each Chargor shall give notice of the Charges in Clause
     4.1 substantially in the form set out in Schedule 8 (Form of Notice of Charge of Charged Accounts) (or in such other form as is acceptable to the Security Agent) and shall use its best endeavours to ensure that each recipient of any notice promptly signs and returns the relevant form of acknowledgement:

     (i) in the case of the Bank Accounts of that Chargor listed in Schedule 7, on the date of this Deed and

     (ii) in the case of any other Bank Account, as soon as practicable following the opening of such account.
9    Investments

9.1 Acquisition: Each Chargor shall promptly notify the Security Agent of its acquisition of, or agreement to acquire, any Investment.

9.2 Share Certificates and Other Documents: Each Chargor shall on the date of this Deed or, in the case of Investments acquired after the date of this Deed, on the date of such acquisition, deliver to the Security Agent, or as it directs, all certificates representing the Shares and any other Investments and stamped transfers of the Shares executed in blank and shall promptly deliver to the Security Agent any other documents relating to the Shares and any Investments which the Security Agent requires.

9.3 Voting and other Rights: Subject to Clause 9.4 (Voting and other Rights if the Charges become Enforceable), each Chargor shall be entitled to exercise or direct the exercise of the voting and other rights attached to any Investment as it sees fit provided that:

     9.3.1 it does so for a purpose not prohibited by any Loan Document or Specified Hedge Agreement and

     9.3.2 the exercise of or failure to exercise those rights would not prejudice the interests of any Secured Creditor under any Loan Document or Specified Hedge Agreement.

9.4 Voting and other Rights if the Charges become Enforceable: At any time once the Charges become enforceable:

     9.4.1 the Security Agent or the Receiver shall be entitled to exercise or direct the exercise of the voting and other rights attached to any Investment in such manner as it or he sees fit and

     9.4.2 each Chargor shall comply or procure the compliance with any directions of the Security Agent or the Receiver in respect of the exercise of those rights and shall promptly execute and/or deliver to the Security Agent or the Receiver such forms of proxy as it or he may require with a view to enabling such person as it or he may select to exercise those rights.

9.5 Power of Attorney: If any Investment of a Chargor is not held in that Chargor's name, that Chargor shall promptly deliver to the Security Agent an irrevocable power of attorney, expressed to be given by way of security and executed as a deed by the person in whose name that Investment is held. That power of attorney shall appoint the Security Agent, each Receiver and each Delegate the attorney of the holder and shall be in such form as the Security Agent reasonably requires.

9.6 Communications: Each Chargor shall promptly execute and/or deliver to the Security Agent a copy of each circular, notice, report, set of accounts or other document received by it or its nominee in connection with any Investment, as the Security Agent requires.

9.7 Dividends: Until the Charges become enforceable, each Chargor shall be entitled to retain any cash income derived from any Investment as an ordinary distribution. Thereafter, each Chargor shall hold any Dividend received by it on trust for the Security Agent and pay the same immediately to the Security Agent or as it may direct.

10   Intellectual Property

10.1 Acquisition: Each Chargor shall promptly notify the Security Agent of its acquisition of, or agreement to acquire (by licence or otherwise), any Intellectual Property, and any application by it or on its behalf to register any Intellectual Property.

10.2 Documents: Each Chargor shall promptly execute and/or deliver to the Security Agent such documents relating to its Intellectual Property as the Security Agent reasonably requires.

10.3 Maintenance: Each Chargor shall take all reasonable steps to safeguard and maintain its present and future ownership and rights in connection with all material Intellectual Property necessary for its business, including observing related covenants and stipulations, obtaining necessary registrations and commencing and diligently prosecuting appropriate infringement actions. It will also take all reasonable steps necessary to maintain all registered design, patent and trademark registrations held by it useful and necessary in its business, including payment of renewal fees.

10.4 Grant: Without prejudice to Clause 5.2 (Disposal), no Chargor shall grant any exclusive registered user agreement or exclusive licence in relation to any of its present or future Intellectual Property.

11   Insurance

11.1 Documents: Each Chargor shall promptly:

     11.1.1 execute and/or deliver to the Security Agent a copy of such insurance policies effected by it and the related premium receipts, and such other documents relating to the Insurances, as the Security Agent reasonably requires and

     11.1.2 procure that the fixed Charges over its Insurances are noted on the relevant policies.

11.2 Maintenance: Each Chargor shall maintain with financially sound and reputable insurance companies insurance on all its Charged Assets in at least such amounts and against at least such risks (but including in any event public liability, product liability and business interruption) as are usually insured against in the same general area by companies engaged in the same or a similar business.

11.3 Enforceability: No Chargor shall do or omit to do or permit or suffer to be done or omitted anything which might render any such Insurance void, voidable or unenforceable.

11.4 Lender may Insure: If any Chargor fails promptly on demand to produce copies of insurance policies, premium receipts and such other evidence as the Security Agent reasonably requires which prove to the satisfaction of the Security Agent that that Chargor is complying with Clause 11.2 (Maintenance), the Security Agent may (at that Chargor's expense) arrange such insurances of the assets of that Chargor or any of them as it thinks fit, having regard to the requirements of Clause 11.2.

12    General Undertakings

12.1 Protection of Assets: Each Chargor shall keep or cause to be kept all its Charged Assets in and good working order and condition (fair wear and tear excepted).

12.2 Access: Each Chargor shall ensure that representatives of the Security Agent (with or without surveyors, workmen and others) are able at any reasonable times to view the condition of any of its Charged Assets.

12.3 No Fixing: No Chargor shall fix or permit the affixing of any Charged Asset to any of its Real Property which is not itself a Charged Asset.

12.4 No Other Prejudicial Conduct: No Chargor shall do, or suffer to be done, anything which could prejudice the Charges, except as may be permitted by the Credit Agreement.

12.5 Payment of Obligations: Each Chargor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Charged Assets or in respect of income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labour, materials and supplies) against or with respect to the Charged Assets, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with generally accepted accounting principles in the United Kingdom with respect thereto have been provided on the books of such Chargor and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Charged Assets or any interest therein.

12.6  Covenants in Credit Agreement

      Each Chargor undertakes to the Security Agent for the benefit of the Secured Creditors that it will act in such a manner as to ensure that Weigh-Tronix LLC and the Borrowers are, at all relevant times, able to comply with their respective obligations under Clauses 6.4 (Conduct of Business and Maintenance of Existence), 6.5 (Maintenance of Property; Insurance) and 6.8 (Environmental Laws) in the Credit Agreement to cause their respective subsidiaries to comply with the covenants in those Clauses and, accordingly, each Chargor agrees to be bound by those covenants, mutatis mutandis, as if they were set out in full herein and expressed to be the covenants of each Chargor.

13    Representations and Warranties

      Each Chargor represents and warrants to the Security Agent as set out in Clause 4 (Representations and Warranties) of the Credit Agreement as they relate to such Chargor or to the Loan Documents to which it is a party and that:

13.1 Assets: The assets set out in each of Schedules 3 (Investments) to 5 (Plant and Machinery) and 7 (Bank Accounts) in respect of that Chargor constitute all of the relevant class of assets located in England and Wales in which it has an interest.

13.2 Plant and Machinery: The plant and machinery set out under that Chargor's name in Schedule 5 are kept at the locations listed in Schedule 5.

13.3 Shares: The shares set out under that Chargor's name in Schedule 3 have been validly issued and are fully paid.


14    Enforcement

14.1 When Enforceable: As between the Chargors and the Security Agent the Charges shall be enforceable, and the powers conferred by Section 101 of the LPA as varied and extended by this Deed shall be exercisable, at any time after an Enforcement Event occurs and while it is continuing.

14.2 Power of Sale: The statutory power of sale, of appointing a Receiver and the other statutory powers conferred on mortgagees by Section 101 of the LPA as varied and extended by this Deed shall arise on the date of this Deed.

14.3  Section 103 LPA: Section 103 of the LPA shall not apply to this Deed.

15    Appointment and Rights of Receivers

15.1  Appointment of Receivers: If:

      15.1.1  requested by any Chargor or

      15.1.2 at any time whilst the Charges are enforceable (whether or not the Security Agent has taken possession of the Charged Assets)

      without any notice or further notice, the Security Agent may at any time, by deed, or otherwise in writing signed by any officer or manager of the Security Agent or any person authorised for this purpose by the Security Agent, appoint one or more persons to be a Receiver. The Security Agent may similarly remove any Receiver and appoint any person instead of any Receiver. If the Security Agent appoints more than one person as Receiver, the Security Agent may give those persons power to act either jointly or severally.

15.2 Scope of Appointment: Any Receiver may be appointed Receiver of all of the Charged Assets or Receiver of a part of the Charged Assets specified in the appointment. In the latter case, the rights conferred on a Receiver as set out in Schedule 1 (Rights of Receivers) shall have effect as though every reference in that Schedule to any Charged Assets were a reference to the part of those assets so specified or any part of those assets.

15.3 Rights of Receivers: Any Receiver appointed pursuant to this Clause 15 shall have the rights, powers, privileges and immunities conferred by the Insolvency Act on administrative or other receivers duly appointed under the Insolvency Act, and shall also have the rights set out in Schedule 1 (Rights of Receivers).

15.4 Agent of Chargor: Any Receiver shall be the agent of the relevant Chargor for all purposes. That Chargor alone shall be responsible for the Receiver's contracts, engagements, acts, omissions, defaults and losses and for liabilities incurred by the Receiver.

15.5 Remuneration: The Security Agent may determine the remuneration of any Receiver and direct payment of that remuneration out of moneys he receives as Receiver. The relevant Chargor alone shall be liable for the remuneration and all other costs, charges and expenses of the Receiver.

16    Security Agent's Rights

16.1 Same Rights as Receiver: Any rights conferred by any Loan Document or Specified Hedge Agreement upon a Receiver may be exercised by the Security Agent after the Charges become enforceable, whether or not the Security Agent shall have taken possession or appointed a Receiver of the Charged Assets.

16.2 Delegation: The Security Agent may delegate in any manner to any person any rights exercisable by the Security Agent under this Deed. Any such delegation may be made upon such terms and conditions (including power to sub-delegate) as the Security Agent thinks fit.

17    Order of Distributions

17.1 Application of Proceeds: All amounts received or recovered by the Security Agent or any Receiver or Delegate in exercise of their rights under this Deed shall, subject to the rights of any creditors having priority, be applied in the order provided in Clause 17.2 (Order of Distributions).

17.2 Order of Distributions: The order referred to in Clause 17.1 (Application of Proceeds) is:

      17.2.1 in or towards the payment of all costs, charges, losses, liabilities and expenses of and incidental to the appointment of any Receiver or Delegate and the exercise of any of his rights, including his remuneration and all outgoings paid by him

      17.2.2 in or towards the payment of the Liabilities in accordance with Clause 14.1 of the Security Trust Deed and

      17.2.3 in payment of any surplus to any Chargor or other person entitled to it.

18    Liability of Security Agent, Receivers and Delegates

18.1 Possession: If the Security Agent, any Receiver or any Delegate takes possession of the Charged Assets, it or he may at any time relinquish possession. Without prejudice to Clause 18.2 (Security Agent's Liability), the Security Agent shall not be liable as a mortgagee in possession by reason of viewing or repairing any of the present or future assets of any Chargor.

18.2 Security Agent's Liability: Neither the Security Agent nor any Receiver or Delegate shall (either by reason of taking possession of the Charged Assets or for any other reason and whether as mortgagee in possession or otherwise) be liable to any Chargor, any Secured Creditor or any other person for any costs, charges, losses, damages, liabilities or expenses relating to the realisation of any Charged Assets or from any act, default, omission or misconduct of the Security Agent, any Receiver, any Delegate or their respective officers, employees or agents in relation to the Charged Assets or in connection with the Loan Documents except to the extent caused by its or his own gross negligence or wilful misconduct.

19    Power of Attorney

19.1 Appointment: Each Chargor by way of security irrevocably appoints the Security Agent, every Receiver and every Delegate severally its attorney (with full power of substitution), on its behalf and in its name or otherwise, at such time and in such manner as the attorney thinks fit:

      19.1.1 to do anything which that Chargor is obliged to do (but has not done) under this Deed (including to execute charges over, transfers, conveyances, assignments and assurances of, and other instruments, notices, orders and directions relating to, the Charged Assets) and

      19.1.2 to exercise any of the rights conferred on the Security Agent, any Receiver or any Delegate in relation to the Charged Assets or under this Deed, the LPA or the Insolvency Act.

19.2 Ratification: Each Chargor ratifies and confirms and agrees to ratify and confirm whatever any such attorney shall do in the exercise or purported exercise of the power of attorney granted by it in Clause 18.1 (Appointment).

20    Protection of Third Parties

20.1 No Duty to Enquire: No person dealing with the Security Agent, any other Secured Creditor, any Receiver or any Delegate shall be concerned to enquire:

      20.1.1 whether the rights conferred by or pursuant to any Loan Document are exercisable

      20.1.2 whether any consents, regulations, restrictions or directions relating to such rights have been obtained or complied with

      20.1.3 otherwise as to the propriety or regularity of acts purporting or intended to be in exercise of any such rights or

      20.1.4  as to the application of any money borrowed or raised.

20.2 Protection to Purchasers: All the protection to purchasers contained in Sections 104 and 107 of the LPA, Section 42(3) of the Insolvency Act or in any other applicable legislation shall apply to any person purchasing from or dealing with the Security Agent, any other Secured Creditor, any Receiver or any Delegate.

21    Saving Provisions

21.1 Continuing Security: Subject to Clause 22 (Discharge of Security), the Charges shall:

      21.1.1  remain in full force and effect by way of continuing security

      21.1.2 not be affected in any way by any settlement of account (whether or not any Liabilities remain outstanding) or other matter or thing whatsoever and

      21.1.3 be in addition to any other security, guarantee or indemnity now or in the future held by any Secured Creditor or any other person in respect of any of the Liabilities.

21.2 Security Unaffected: Without prejudice to the generality of Clause 21.1 (Continuing Security), none of the Charges, the Guarantees nor the Liabilities shall be affected in any way by:

      21.2.1 any time, indulgence, concession, waiver or consent given to any Chargor or any other person, whether by any Secured Creditor or any other person

      21.2.2 any amendment to or change in any security, guarantee or indemnity (including any Loan Document), or the terms of any Liability

      21.2.3 the making or absence of any demand for payment of any Liabilities on any Chargor or any other person, whether by any Secured Creditor or any other person

      21.2.4 the enforcement or absence of enforcement of any security, guarantee or indemnity (including any Loan Document)

      21.2.5 the taking, existence or release of any other security, guarantee or indemnity

      21.2.6 the Winding-up of any Chargor or any other person, or any step being taken for any such Winding-up or

      21.2.7 the illegality, invalidity or unenforceability of, or any defect in, any provision of any agreement or document relating to the Liabilities or any security, guarantee or indemnity (including any Loan Document) or any of the rights or obligations of any of the parties under or in connection with any such document or any security, guarantee or indemnity (including any Loan Document).

21.3 Exercise of Chargor's Rights: Whilst the Charges are enforceable and for so long as any Charge remains outstanding:

      21.3.1 any rights of any Chargor, by reason of the performance of any of its obligations under any Loan Document to which it is party, the enforcement of any of the Charges or any action taken pursuant to any rights conferred by or in connection with any Loan Document to which it is party, to be indemnified by any person, to prove in respect of any liability in the Winding-up of any person or to take the benefit of or enforce any security, guarantees or indemnities, shall be exercised and enforced only in such manner and on such terms as the Security Agent may require and

      21.3.2 any amount received or recovered by any Chargor (a) as a result of any exercise of any such rights or (b) in the Winding-up of any such person shall be held in trust for and immediately paid to the Security Agent.

21.4 Avoidance of Payments: Each Chargor shall on demand indemnify each Secured Creditor against any funding or other cost, charge, loss, liability or expense (including loss of profit) sustained or incurred by that Secured Creditor as a result of that Secured Creditor being required for any reason (including any bankruptcy, insolvency, Winding-up or similar law of any jurisdiction) to refund all or part of any amount received or recovered by that Secured Creditor in respect of any of the Liabilities and shall in any event pay to the Security Agent, for the account of that Secured Creditor, on demand the amount so refunded by that Secured Creditor.

21.5 Suspense Accounts: Any amount received or recovered by any Secured Creditor, any Receiver or any Delegate in exercise of its rights under any Loan Document may be credited to an interest bearing suspense account. That amount may be kept there (with any interest earned being credited to that account) until the Security Agent is satisfied (acting reasonably) that all the Liabilities have been discharged in full and that all facilities which might give rise to Liabilities have terminated.

21.6 Tacking: Each Secured Creditor shall comply with its obligations under the Loan Documents (including any obligation to make further advances).

22    Discharge of Security

22.1 Final Redemption: Subject to Clause 21.2 (Retention of Security), if the Security Agent (acting reasonably) is satisfied that all the Liabilities have been irrevocably and unconditionally discharged in full and that all facilities which might give rise to Liabilities have terminated, the Security Agent shall at the request and cost of the relevant Chargor release, reassign or discharge (as appropriate) the Charged Assets from the Charges.

22.2 Retention of Security: If the Security Agent considers that any amount paid or credited to any Secured Creditor under any Loan Document is capable of being avoided or otherwise set aside on the Winding-up of any Chargor or any other person, or otherwise, that amount shall not be considered to have been paid for the purposes of determining whether all the Liabilities have been irrevocably and unconditionally discharged.

22.3 Permitted Disposal: As soon as practicable following receipt of a written request from the Chargor so to do, the Security Agent shall release from the Charges such assets as it may be satisfied are permitted under the Credit Agreement to be disposed by the Chargor.

22.4  Consolidation: Section 93 of the LPA shall not apply to the Charges.

23    Enforcement Expenses

      Each Chargor shall pay to the Security Agent on demand, all costs, and expenses (including Taxes thereon and legal fees) incurred by any Secured Creditor, any Receiver or any Delegate in relation to any Loan Document or Specified Hedge Agreement (including the administration, protection, realisation or enforcement of any right under or in connection with this Deed, or any consideration by any Secured Creditor as to whether to realise or enforce the same, and/or any such amendment, supplement, waiver, consent or release of any Loan Document or Specified Hedge Agreement and/or any other document referred to in this Deed).

24    Payments

24.1 Demands: Any demand for payment made by any Secured Creditor shall be valid and effective even if it contains no statement of the relevant Liabilities or an inaccurate or incomplete statement of them.

24.2 Payments: All payments by any Chargor under this Deed (including damages for its breach) shall be made in the Currency of Account and to such account, with such financial institution and in such other manner as may be agreed between the parties or, if not so agreed, as the Security Agent may direct.

24.3  Continuation of Accounts: At any time after:

      24.3.1 the receipt by any Secured Creditor of notice (either actual or otherwise) of any subsequent security (other than as may be permitted under the Credit Agreement) affecting the Charged Assets of any Chargor or

      24.3.2  the Charges become enforceable

      any Secured Creditor may open a new account in the name of that Chargor with that Secured Creditor (whether or not it permits any existing account to continue). If that Secured Creditor does not open such a new account, it shall nevertheless be treated as if it had done so when the relevant event occurred. No moneys paid into any account, whether new or continuing, after that event shall discharge or reduce the amount recoverable pursuant to any Loan Document to which that Chargor is party.

24.4 Joint and Several Liability: The liability of each Chargor under this Deed shall be joint and several. Each agreement and undertaking of any Chargor shall be construed accordingly.

25    Rights, Amendments, Waivers, Consents and Determinations

25.1 Ambiguity: Where there is any ambiguity or conflict between the rights conferred by law and those conferred by or pursuant to any Loan Document or Specified Hedge Agreement, the terms of that Loan Document or Specified Hedge Agreement shall prevail.

25.2 Exercise of Rights: If any Secured Creditor or any Receiver or Delegate fails to exercise or delays exercising any right under any Loan Document or Specified Hedge Agreement, it will not operate as a waiver of that right. Any single or partial exercise of any right will not preclude any other or further exercise of that right or the exercise of any other right.

25.3 Determinations: Any determination by or certificate of any Secured Creditor or any Receiver or Delegate under any Loan Document or Specified Hedge Agreement shall be conclusive save for manifest error.

26    Separate and Independent Obligations

26.1 Independent Security: The security created by each Chargor by or in connection with any Loan Document or Specified Hedge Agreement is separate from and independent of the security created or intended to be created by any other Chargor by or in connection with any Loan Document or Specified Hedge Agreement.

26.2 Execution: If, by such time and date as the Security Agent (in its absolute discretion) determines that this Deed should be executed and delivered by all persons expressed to be parties to it, this Deed has not been executed and delivered by any Chargor or has been invalidly executed by one or more of them, then, as from that time, this Deed shall nevertheless be binding on those Chargors who have validly executed and delivered it and shall be, and shall remain, in full force and effect in relation to those Chargors. Such a determination by the Security Agent shall be without prejudice to its rights and the Chargors' obligations under the Loan Documents and Specified Hedge Agreement.

27    Indemnities

27.1 Environmental Indemnity: Each Chargor shall indemnify each Secured Creditor against any and all costs, charges, losses, liabilities or expenses (including any paid, incurred, suffered or sustained as a matter of commercial prudence even if no actual liability or obligation exists) expended, paid, incurred, suffered or sustained by each Secured Creditor arising (directly or indirectly) out of:

      27.1.1 any breach or potential breach of or liability (whether civil and/or criminal) under any Environmental Law or

      27.1.2 any responsibility on the part of any Secured Creditor in respect of any clean-up, repair or other corrective action arising out of or in connection with the business of any Chargor or in respect of any Real Property of any Chargor.

27.2  Indemnities Separate: Each indemnity in this Deed shall:

      27.2.1 constitute a separate and independent obligation from the other obligations in that or any other Security Document

      27.2.2  give rise to a separate and independent cause of action

      27.2.3  apply irrespective of any indulgence granted by any Secured
              Creditor

      27.2.4 continue in full force and effect despite any judgment, order, claim or proof for a liquidated amount in respect of any Liability or any other judgment or order and

      27.2.5 apply whether or not any claim under it relates to any matter disclosed by any Chargor or otherwise known to any Secured Creditor.

28    Approval of Security Trust Deed

      Each Chargor acknowledges and approves the terms of the Security Trust
      Deed.

29    Governing Law and Jurisdiction

29.1 Governing Law: This Deed shall be governed by and construed in accordance with the laws of England.

29.2 English Courts: Each Chargor irrevocably agrees that the Courts of England are to have jurisdiction to settle any disputes which may arise out of or in connection with this Deed and that, accordingly, any legal action or proceedings arising out of or in connection with this Deed ("Proceedings") may be brought in those courts and each Chargor irrevocably submits to the jurisdiction of those courts.

29.3 Service of Process: Each of SWT Finance B.V. and SWT Holdings B.V. irrevocably appoints Salter Weigh-Tronix Limited (now of George Street, West Bromwich, West Midlands B70 6AD) to receive, for it and on its behalf, service of process in any Proceedings in England. Such service shall be deemed to be completed on delivery to the Process Agent (whether or not it is forwarded to and received by the relevant Chargor). If for any reason the Process Agent ceases to be able to act as such or no longer has an address in England , each of SWT Finance B.V. and SWT Holdings B.V. each irrevocably agrees to appoint a substitute Process Agent acceptable to the Security Agent, and to deliver to the Security Agent a copy of the new agent's acceptance of that appointment, within 30 days.

In witness whereof this Deed has been duly executed as a deed on the date stated at the beginning.

                                  Schedule 1

                              Rights of Receivers

Any Receiver appointed pursuant to Clause 14 (Appointment and Rights of Receivers) shall have the right, either in his own name or in the name of the relevant Chargor or otherwise and in such manner and upon such terms and conditions as the Receiver thinks fit, and either alone or jointly with any other person:

1 Enter into Possession: to take possession of, get in and collect the Charged Assets, and to require payment to it or to any Secured Creditor of any Book Debts or credit balance on any Bank Account

2    Carry on Business: to manage and carry on any business of that Chargor

3 Contracts: to enter into any contract or arrangement and to perform, repudiate, rescind or vary any contract or arrangement to which that Chargor is a party

4 Deal with Charged Assets: to sell, transfer, assign, exchange, hire out, lend or otherwise dispose of or realise the Charged Assets (including any Fixtures, which may be sold separately from the related Real Property) to any person (including a new company formed pursuant to paragraph 5 (Hive
     Down)) either by public offer or auction, tender or private contract and for a consideration of any kind (which may be payable or delivered in one amount or by instalments spread over a period or deferred)

5 Hive Down: to form a new company and to subscribe for or acquire (for cash or otherwise) any investment in or of the new company and to sell, transfer, assign, exchange and otherwise dispose of or realise any such investments or part thereof or any rights attaching thereto

6 Borrow Money: to borrow or raise money either unsecured or on the security of the Charged Assets (either in priority to the Charges or otherwise) and on such terms and conditions and for such purpose as he may think fit

7 Covenants and Guarantees: to enter into bonds, covenants, guarantees, indemnities and other commitments and to make all payments needed to effect, maintain or satisfy them

8 Dealings with Tenants: to grant leases, tenancies, licences and rights of user, grant renewals and accept surrenders of leases, tenancies, licences or rights of user, in each case on such terms as he thinks fit, and otherwise to reach agreements and make arrangements with, and to make allowances to, any lessees, tenants or other persons (including a new company formed pursuant to paragraph 5 (Hive Down)) from whom any rents and profits may be receivable (including those relating to the grant of any licences, the review of rent in accordance with the terms of, and the variation of, the provisions of any leases, tenancies, licences or rights of user affecting the Charged Assets)

9 Rights of Ownership: to manage and use the Charged Assets and to exercise and do (or permit that Chargor or any nominee of it to exercise and do) all such rights and things as the Receiver would be capable of exercising or doing if he were the absolute beneficial owner of the Charged Assets

10 Insurance, Repairs, Improvements etc.: to insure the Charged Assets on such terms as he thinks fit, to carry out decorations, repairs, alterations, improvements and additions to the Charged Assets (including the development or redevelopment of any Real Property) and to purchase or otherwise acquire or do anything in connection with the Charged Assets as he may think fit

11 Claims: to settle, adjust, refer to arbitration, compromise and arrange any claims, accounts, disputes, questions and demands with or by any person who is or claims to be a creditor of that Chargor or relating to the Charged Assets

12 Legal Actions: to bring, prosecute, enforce, defend and abandon actions, suits and proceedings in relation to the Charged Assets or any business of that Chargor

13 Redemption of Security: to redeem any security (whether or not having priority to the Charges) over the Charged Assets and to settle the accounts of any person with an interest in the Charged Assets

14 Employees etc.: to appoint, hire and employ officers, employees, contractors, agents, advisors and others and to discharge any such persons and any such persons appointed, hired or employed by that Chargor

15 Insolvency Act: to exercise all powers set out in Schedule 1 or (in the case of a Scottish Receiver) Schedule 2 to the Insolvency Act as now in force (whether or not in force at the date of exercise and whether or not the Receiver is an administrative receiver) and any powers added to
     Schedule 1 or Schedule 2, as the case may be, after the date of this Deed and

16 Other Powers: to do anything else he may think fit for the realisation of the Charged Assets or incidental to the exercise of any of the rights conferred on the Receiver under or by virtue of any Loan Document to which the relevant Chargor is party, the LPA or the Insolvency Act.

                                  Schedule 2

                            Material Real Property

SALTER WEIGH-TRONIX LIMITED

Unit 1                           Registered at HM Land Registry Under Title No. GM186710
Tilson Road
Baguley
Greater Manchester

Premises at George Lane          Demised by a Lease dated 13 June 2000 made between (1) SWT
                                                          ------------
West Bromwich                    Finance B.V. and (2) Salter Weigh-Tronix Limited


SALTER HOUSEWARES HOLDINGS LIMITED


Nil



WEIGH-TRONIX (UK) LIMITED


Nil



SWT FINANCE B.V.


Premises at George Lane            Registered at HM Land Registry Under Title No.s. WM660903,
West Bromwich                      SF109768, SF17636, WM613483, WM631552

SWT HOLDINGS B.V.


Nil

                                  Schedule 3

                                  Investments


SALTER WEIGH-TRONIX LIMITED

(i)   6,000 Ordinary Shares in G.W.S. Weighting Systems Limited

(ii) 1 Ordinary Share and 5 Ordinary "C" Shares, 3,000 Ordinary "B" Shares and 6,4000 Ordinary "A" shares in Deben Systems Limited

(iii) 12,000 Ordinary Shares in Hallamshire Limited


SALTER HOUSEWARES HOLDINGS LIMITED

5,000 Ordinary Shares of  in Salter Housewares Limited



WEIGH-TRONIX (UK) LIMITED

36,900,498 Ordinary Shares in GEC Avery International Limited


SWT FINANCE B.V.


Nil



SWT HOLDINGS B.V.

2,812,500 Shares of (Pounds)1.00 each in Salter Housewares Holdings Limited

2,622,500 Shares of (Pounds)1.00 each in Salter Weigh-Tronix Limited

1 Ordinary Share of (Pounds)1.00 each in Weigh-Tronix UK Limited
--

                                  Schedule 4

                             Intellectual Property


SALTER WEIGH-TRONIX LIMITED

As attached


SALTER HOUSEWARES HOLDINGS LIMITED


Nil



WEIGH-TRONIX (UK) LIMITED


Nil



SWT FINANCE B.V.


Nil



SWT HOLDINGS B.V.


Nil

                                  Schedule 5

                              Plant and Machinery

SALTER WEIGH-TRONIX LIMITED

As attached



SALTER HOUSEWARES HOLDINGS LIMITED

Nil
---



WEIGH-TRONIX (UK) LIMITED

Nil



SWT FINANCE B.V.

Nil



SWT HOLDINGS B.V.

Nil

                                  Schedule 6

                                   Chargors


Name of Company                         Registered Office             Registered No./Trade
                                                                      Register No.
Salter Weigh-Tronix Limited             George Street                 3492627
                                        West Bromwich
                                        West Midlands  B70 6AD

Salter Housewares Holdings Limited      211 Vale Road                 3492644
                                        Tonbridge
                                        Kent  TN9 1SU

Weigh-Tronix (UK) Limited               Broadwalk House               3943960
                                        5 Appold Street
                                        London  EC2A 2HA

SWT Finance B.V.                        Joan Muyskenwej 4             33273222 on the Trade
                                        1096CJ Amsterdam              Register of Amsterdam
                                        The Netherlands,
                                        having its corporate seat
                                        in Amsterdam.

SWT Holdings B.V.                       Joan Muyskenwej 4             33273321 on the Trade
                                        1096CJ Amsterdam              Register of Amsterdam
                                        The Netherlands,
                                        having its corporate seat
                                        in Amsterdam.

                                  Schedule 7

                                 Bank Accounts


SALTER WEIGH-TRONIX LIMITED

Account                          Location                             Number

(Pounds) Current Account         Fleet National Bank, London, UK      019519272
$ Current Account                Fleet National Bank, London, UK      01954812
  Current Account                Fleet National Bank, London, UK      0194847
(Pounds) Current Account         HSBC, West Bromwich, UK              01359002
(Pounds) Current Account         HSBC, Sheffield, UK                  61142054
(Pounds) Current Account         Lloyds TSB, Ipswich, UK              1815599
(Pounds) Current Account         Lloyds TSB, Cwmbran, UK              1429861

SALTER HOUSEWARES HOLDINGS LIMITED

Account                          Location                             Number

(Pounds) Account                 Fleet Bank Boston, London            1954497

WEIGH-TRONIX (UK) LIMITED

Account                          Location                             Number

(Pounds) Current Account         Fleet BankBoston, London             2250220
$ Current Account                Fleet BankBoston, London             2250239



SWT FINANCE B.V.

Account                          Location                             Number

(Pounds) Account                 Bank Boston, N.A., London            1829047


SWT HOLDINGS B.V.

Nil

                                  SCHEDULE 8

                 Form of Notice of Charge of Charged Accounts



To: [Institution where Assigned Account is held]                          [Date]

Address


1 Fleet National Bank (the "Security Agent") and [.] (the "Chargor") give notice that, by an assignment contained in a Fixed and Floating security Document dated [.] 2000 between, among others, the Company and the Security Agent, the Company charged to the Security Agent all its present and future right, title and interest in and to the accounts with you listed below (the "Charged Accounts") including all moneys which may at any time be standing to the credit of any Charged Account.

                   Name of Account                Account Number

                         .                              .

                         .                              .

                         .                              .


2 Accordingly, until you receive instructions from the security to the contrary, the Chargor may operate the Charged Accounts as it sees fit.

3    Once you receive instructions from the Security Agent:

3.1 all rights, powers and discretions of the Chargor in relation to any Charged Account shall be exercisable solely by the Security Agent

3.2 no moneys may be released from any Charged Account without the prior written consent of the Security Agent and

3.3 you should apply any amount standing to the credit of any Charged Account as directed from time to time by the Security Agent.

4    You agree:

4.1 to disclose to the Security Agent such information relating to any Charged Account as the Security Agent may from time to time request and

4.2 not to claim or exercise any security interest in, set-off, counterclaim or other rights in respect of any Charged Account.

5 This authority and instruction is irrevocable without the prior written consent of the Security Agent.

Please acknowledge receipt of this Notice of Charge, and confirm that you will pay all moneys as directed by or pursuant to this Notice of Charge and will comply with the other provisions of this Notice of Charge, by signing the acknowledgement on the attached copy of this Notice of Charge and returning that copy to the Security Agent at [.], marked for the attention of [.].



______________________________           ______________________________
For and on behalf of [.]                 For and on behalf of [.]
as Security Agent                        as Chargor




[On duplicate]

We acknowledge receipt of the Notice of Charge of which this is a copy and agree to comply with its terms. We confirm that we have not received any other notice of charge or notice that any other person claims any rights in respect of any Charged Account.



______________________________
For and on behalf of
[Institution where Bank Account is held]

Date:_________________________

SIGNED as a DEED by SALTER                        /s/ Larry Gunning
WEIGH-TRONIX LIMITED acting by its                LARRY GUNNING
                                                  -----------------
attorney
in the presence of
                                                  /s/ James Hogben
                                                  JAMES HOGBEN
                                                  -----------------

Witness:
Name:          JAMES HOGBEN

Address:       Broadwalk House
               5 Appold Street
               London
               EC2A 2HA

Occupation:    Solicitor

Address:       George Street
               West Bromwich
               West Midlands B70 6AD

Fax No:        0121 500 4707

Attention:     Company Secretary

SIGNED as a DEED by SALTER                        /s/ Larry Gunning
HOUSEWARES HOLDINGS LIMITED                       LARRY GUNNING
                                                  -----------------
acting by its attorney
in the presence of:                               /s/ James Hogben
                                                  JAMES HOGBEN
                                                  -----------------

Witness:

Name:          JAMES HOGBEN
Address:       Broadwalk House
               5 Appold Street
               London
               EC2A 2HA

Occupation:    Solicitor

Address:       211 Vale Road
               Tonbridge
               Kent TN9 1SU

Fax No:

________________________________________________________________________________

Attention:     Company Secretary


SIGNED as a DEED by WEIGH-TRONIX                  /s/ Larry Gunning
UK LIMITED acting by its attorney                 LARRY GUNNING
                                                  -----------------
in the presence of:
                                                  /s/ James Hogben
                                                  JAMES HOGBEN
                                                  -----------------

Witness:
Name:          JAMES HOGBEN
Address:       Broadwalk House
               5 Appold Street
               London
               EC2A 2HA

Occupation:    Solicitor

Address:       Broadwalk House
               5 Appold Street
               London, EC2A 2HA

Fax No:

Attention:     Company Secretary



SIGNED as a DEED by                               /s/ Larry Gunning
SWT FINANCE B.V. acting by its attorney           LARRY GUNNING
                                                  -----------------

in the presence of:                               /s/ James Hogben
                                                  JAMES HOGBEN
                                                  -----------------

Witness:

Name:          JAMES HOGBEN
Address:       Broadwalk House
               5 Appold Street
               London
               EC2A 2HA

Occupation:    Solicitor


________________________________________________________________________________

Address:       c/o Weigh-Tronix LLC,
               293 S.Main Street,
               Providence,
               Rhode Island 02903

Tel No:        (401) 272 4402

Fax No:        (401) 751 - 8829

Attention:     Chief Financial Officer


SIGNED as a DEED by                               /s/ Larry Gunning
SWT HOLDINGS B.V. acting by its                   LARRY GUNNING
                                                  -----------------
attorney
in the presence of:                               /s/ James Hogben
                                                  JAMES HOGBEN
                                                  -----------------

Witness:
Name:          JAMES HOGBEN
Address:       Broadwalk House
               5 Appold Street
               London
               EC2A 2HA

Occupation:    Solicitor

Address:       c/o Weigh-Tronix LLC,
               293 S.Main Street,
               Providence,
               Rhode Island 02903

Tel No:        (401) 272 4402

Fax No:        (401) 751 - 8829

Attention:     Chief Financial Officer



SIGNED by FLEET NATIONAL BANK acting by:          /s/ Robert S. White
                                                  ROBERT S. WHITE
                                                  --------------------


Address:       100 Federal Street,
               MA DE 10307C
               Boston, Massachusetts 02110

________________________________________________________________________________

Tel No:        (617) 346 - 4665

Fax No:        (617) 346 - 5833

Attention:     Al Lima

With a copy to: Fleet National Bank

Address:       100 Federal Street,
               MA DE 10307C
               Boston, Massachusetts 02110

Tel No:        (617) 434 - 9383

Fax No:        (617) 434 - 4929

Attention:     Connie Moore

and

Lehman Commercial Paper Inc.

Address:       3 World Financial Centre,
               New York, New York 10285

Tel No:        (212) 526 - 4059

Fax:           (212) 526 - 7691


________________________________________________________________________________